Exhibit 99.1
JOINT FILER INFORMATION

Reporting Person:	VPC Fund II, L.P.

Address:	c/o Victory Park Capital Advisors, LLC
227 West Monroe Street, Suite 3900
Chicago, Illinois 60606

Designated Filer:	Victory Park GP II, LLC

Issuer and Ticker
Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of	Director and 10% Owner
Reporting Person to
Issuer:

Date of Event	6/30/11
Requiring Statement:
VPC FUND II, L.P.
By: Victory Park GP II, LLC, its general partner
By: Jacob Capital, L.L.C., its manager
By: /s/ Richard Levy
Name: Richard Levy
Its: Sole Member
JOINT FILER INFORMATION

Reporting Person:	VPC Intermediate Fund II (Cayman), L.P.

Address:	c/o Victory Park Capital Advisors, LLC
227 West Monroe Street, Suite 3900
Chicago, Illinois 60606

Designated Filer:	Victory Park GP II, LLC

Issuer and Ticker
Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of	Director and Member of 10% Owner Group
Reporting Person to
Issuer:

Date of Event	6/30/11
Requiring Statement:
VPC INTERMEDIATE FUND II (CAYMAN), L.P.
By: Victory Park GP II, LLC, its general partner
By: Jacob Capital, L.L.C., its manager
By: /s/ Richard Levy
Name: Richard Levy
Its: Sole Member
JOINT FILER INFORMATION

Reporting Person:	Jacob Capital, L.L.C.

Address:	c/o Victory Park Capital Advisors, LLC
227 West Monroe Street, Suite 3900
Chicago, Illinois 60606

Designated Filer:	Victory Park GP II, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of	Director and 10% Owner
Reporting Person to
Issuer:

Date of Event	6/30/11
Requiring Statement:
JACOB CAPITAL, L.L.C.
By: /s/ Richard Levy
Name: Richard Levy
Title: Sole Member
JOINT FILER INFORMATION

Reporting Person:	Richard Levy

Address:	c/o Victory Park Capital Advisors, LLC
227 West Monroe Street, Suite 3900
Chicago, Illinois 60606

Designated Filer:	Victory Park GP II, LLC

Issuer and Ticker Symbol:	Unigene Laboratories, Inc. [UGNE]

Relationship of	Director and 10% Owner
Reporting Person to
Issuer:

Date of Event	6/30/11
Requiring Statement:
/s/ Richard Levy
Name: Richard Levy